SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ____________________


                                    Form 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 1997

                             3D SYSTEMS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



            Delaware              0-22250           95-4431352
  (State of Other Jurisdiction  (Commission        (IRS Employer
         of Incorporation)      File Number)     Identification No.)


                               26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)

                                 (805) 295-5600
                        (Registrant's Telephone Number)

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ITEM  5.OTHER EVENTS
--------------------

      Reference is made to the press release of Registrant, issued on September 22, 1997, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

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SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 25, 1997                             3D SYSTEMS CORPORATION



                                               By    /s/ Edward C.Ferrier
                                                     -------------------------
                                                     Edward C. Ferrier
                                                     Controller and Acting
                                                     Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibits                                                         Page Number
---------                                                        -------------

99.1                    Press Release dated September 22, 1997.            5


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